U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2006

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                           HIENERGY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                    0-32093                   91-2022980
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  (State or other jurisdiction  (Commission File Number)          (I.R.S.
        of incorporation)                                    Identification No.)


                          1601-B ALTON PARKWAY, UNIT B
                            IRVINE, CALIFORNIA 92606
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (949) 757-0855
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                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this report on
Form 8-K to report the following:


Item 1.02 Termination of a Material Definitive Agreement

Termination of Employment Agreement

Our Employment Agreement with Dr. Bogdan C. Maglich was terminated, effective April 18, 2006, removing him as our Chairman of the Board and Chief Scientific Officer.

We terminated Dr. Maglich in accordance with Section 10(a) of the Employment Agreement, which states that the Company may terminate his employment at any time upon gross negligence or willful malfeasance by Dr. Maglich in the material performance of his duties and responsibilities to the Company under the Employment Agreement (a copy of which is attached as Exhibit 10.150 to this Current Report).

On April 8, 2006, and pursuant to a resolution of our Board of Directors, we served a Notice of Termination for Cause and Discharge Notice (the "Termination Notice") to Dr. Bogdan C. Maglich. In our Termination Notice to Dr, Maglich, we provided him with a ten-day period within which to cure the items identified in the Termination Notice as grounds for termination under Section 10(a). Although Dr. Maglich did respond to the Termination Notice through his attorney to contest the Board's determination and to offer assurances that Dr. Maglich would, prospectively, engage in conduct which adheres to the policies of and is approved by our Board of Directors, we determined that the response did not adequately cure the items which constituted grounds for his termination under
Section 10(a) and, accordingly, Dr. Maglich's termination became effective as of April 18, 2006.

As we previously reported, on February 17, 2006 our Board of Directors removed Dr. Maglich from his position as our Chief Executive Officer and suspended Dr. Maglich from his duties as Chairman of the Board and Chief Scientific Officer. Dr. Maglich continues to serve as a Director.

We have reviewed the individual items which were listed by the Termination Notice as grounds for the termination of Dr. Maglich, and as of the date this report we have not found anything during such review which we believe requires an amendment to any of our previously-filed reports under the Securities Exchange Act. However, there can be no assurance that a circumstance will not arise which could require us to amend any prior filing, or which otherwise could create a material and adverse effect on our business, financial condition or operations.

Material Terms of Employment Agreement

In March 2002, Microdevices entered into the Employment Agreement with Dr. Maglich to employ him as its Chief Scientist and Chairman of the Board. In May 2002, we assumed the Employment Agreement, which was subsequently amended in December 2002 and July 2003. Major commitments included in the agreement, as amended, were as follows:

-- We were required to pay an annual bonus of not less than 20% of the total amount of bonuses paid to our officers. If the pretax profit in any fiscal year exceeded $0.20 per share, then we were required to pay a bonus to him for that year of not less than $50,000.

-- We were required to grant Dr. Maglich annually, during the term of the employment agreement, stock options to exercise a number of shares of common stock equal to the greater of (i) 1% per annum of the our common stock issued and outstanding or (ii) 10% of the total number of options granted by us for services in that year. In either case, the exercise price on the stock options was equal to the average price of our traded shares for the preceding 30 days prior to the date of the grant.

-- We were required to provide Dr. Maglich with a car, family health insurance, life and disability insurance, and reimbursements for reasonable out-of-pocket expenses, attorney's fees not to exceed $20,000 in any one year, and any personal tax liabilities arising for the issuance to Dr. Maglich of Company securities up to $75,000.

-- We were required pay Dr. Maglich a base salary in cash which ranged during the term of the Agreement from $125,000 in 2002 to $183,012 at the time of his termination (excluding $2,800 a month in supplemental salary he was entitled to for the duration he served as Chief Executive Officer).

-- If the Employment Agreement was terminated by us without cause, we were required to pay Dr. Maglich on the termination date an amount equal to two years of his minimum annual base salary.

-- The employment agreement between Dr.Maglich would have expired on December 31, 2006, had it not been terminated earlier by us as of April 18, 2006.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The discussion under Item 1.02 as to the departure of Dr. Maglich as an officer of our Company is incorporated herein by reference.

8.01. Other Events.

In reviewing Dr. Maglich's Employment Agreement, we became aware that the version originally filed with the SEC as Exhibit 10.5 to our Annual Report on Form 10-KSB for the fiscal year ended April 20, 2002 had small differences from the signed original document in our files. In the signed original, it is clearly stated that Dr. Maglich was entitled to severance pay only in the event of a termination by us "without cause." The version of the Employment Agreement previously filed did not contain the words, "without cause", among other things. Even though the document has been terminated, we are filing the correct version of the Employment Agreement as Exhibit 10.150 to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.       Description

10.150 Employment Agreement between HiEnergy Microdevices, Inc. and Dr. Bogdan C. Maglich dated March 6, 2002*

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      *     Corrected version of the agreement filed as Exhibit 10.5 to the
            Company's Annual Report on Form 10-KSB for the fiscal year ended April 20, 2002 filed with the SEC on July 29, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIENERGY TECHNOLOGIES, INC.


April 24, 2006                              /s/ Roger W.A. Spillmann
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(Date)                                      By:  Roger W.A. Spillmann,
                                            Its:  President and CEO